EXHIBIT 32

INTERNATIONAL SEAWAYS, INC. AND SUBSIDIARIES

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

Each of the undersigned, the Chief Executive Officer and the Chief Financial Officer of International Seaways, Inc. (the “Company”), hereby certifies, to the best of her/his knowledge and belief, that the Form 10-K of the Company for the annual period ended December 31, 2022 (the “Periodic Report”) accompanying this certification fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely for purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act and is not intended to be used for any other purpose.

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/s/ Lois K. Zabrocky
Date: February 28, 2023	Lois K. Zabrocky
Chief Executive Officer

Date: February 28, 2023	/s/ Jeffrey D. Pribor
Jeffrey D. Pribor
Chief Financial Officer